Exhibit 99.1
STRATTEC SECURITY CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
(Amended effective as of January 1, 2013)

1.           Purpose.  The purpose of the Plan is to give each eligible employee of STRATTEC SECURITY CORPORATION (the "Company") and its participating subsidiaries the opportunity to acquire an ownership interest in the Company by providing such eligible employees with a convenient mechanism to purchase the Company's Common Stock, $.01 par value per share (the "Common Stock").  The Company believes that stock ownership among employees more closely aligns the interests of the Company's employees and shareholders.

2.           Eligibility.  All United States employees of the Company or any of its participating subsidiaries who, on a regular basis, work at least 30 hours per week are eligible to participate in the Plan.  Notwithstanding the foregoing, no director or officer of the Company who is subject to the provisions of section 16 of the Securities Exchange Act of 1934, as amended, may participate in the Plan.  To enroll, an eligible employee must submit an Enrollment Form to the Company's Benefits Department.  Participation in the Plan will commence as soon as practicable after the Enrollment Form is delivered to the Benefits Department.  Enrollment in the Plan is strictly voluntary on the part of the participants.

3.           Authorized Stock.  The maximum number of shares of the Common Stock which may be issued pursuant to the Plan is 100,000 shares.

4.           Contributions.  Under the Plan, a participant may contribute any even dollar amount to the Plan, subject to a minimum contribution of $10 per pay period and a maximum contribution of $5,200 per calendar year.  Contributions by participating employees shall be made through payroll deduction on an after-tax basis.  Accordingly, a participant's net pay will be reduced by the amount the participant elects to contribute to the Plan.  A participant may increase (subject to the maximum permitted contribution) or decrease (subject to the minimum permitted contribution) the amount of his or her contribution under the Plan by delivering an Employee Participation Change Form to the Company's Benefits Department.  The change in contribution amount will be effective as soon as practicable after the Change Form is delivered to the Benefits Department.  No interest is paid or any amounts contributed by a participant.

5.           Administration of the Plan.  Wells Fargo Bank (the "Agent") administers the Plan, keeps records, sends statements of account to participants and performs other duties relating to the Plan.  The Agent assures safe keeping because it acts as custodian of shares held in the Plan.  Certificates for such shares are not issued to participants unless requested.  Regular statements of account provide simplified recordkeeping.  The Agent may establish procedures for communications with participants relating to the Plan which may be electronic, by telephone or in writing, and may establish such other procedures for the administration of the Plan as may be appropriate.  If Wells Fargo Bank is terminated or ceases to act as Agent under the Plan, its successor will be designated by the Company and participants will be promptly notified of the change.

6.           Purchase of Stock.  All amounts contributed will be used by the Agent to purchase Common Stock directly from the Company on the last day of each month (each, a "Purchase Date").  The purchase price for each share of Common Stock will be the average of the highest and lowest reported sales prices of a share of the Common Stock on the Nasdaq Stock Market (or such other securities exchange or over-the-counter market on which the Common Stock is then traded) on the applicable Purchase Date.  If the Purchase Date is not a trading day, the purchase price will be the closing price of the Common Stock on the most recent previous trading day.  The number of shares any participant may purchase and hold in his or her account is unrestricted, subject to the limitations defined under section 4 above and provided that the maximum number of shares of Common Stock purchased by all participants shall not exceed the number of shares authorized for issuance under the Plan.

7.           Participant Accounts.  The Agent will maintain an account in the name of each participant.  Each month the participant's account will be credited with the number of full and fractional shares allocable to the participant on the basis of the participant's contribution.  Fractional shares will be computed to three decimal places.

8.           Reports to Participants.  The Agent will issue quarterly statements to each participant showing the number of shares of Common Stock purchased for his or her account in the preceding quarter and the total number of shares in the participant's account at the end of the quarter.

9.           Expenses.  The Company will bear the entire cost of administration of the Plan.  Except as otherwise provided herein, participants are responsible for brokerage fees if they choose to have the Agent sell their shares under the Plan.

10.           Issuance of Stock.  Shares of Common Stock purchased under the Plan will initially be registered in the name of the Agent for the benefit of the participants and will remain in the Agent's custody.  A participant may submit a request to the Agent that any or all of the full shares then allocated to his or her account be issued to him or her.  Upon receipt of such a request, the Agent will cause a stock certificate, or a book-entry notation if such shares are not certificated, to be issued and delivered for such requested shares to the requesting participant at no charge following a reasonable time period to arrange for preparation of such certificate or notation by the Transfer Agent for the Common Stock.  Any remaining full and fractional shares held in the participant's account after issuance of a certificate or notation will continue to be held under the Plan.  Fractions of shares will not be issued under any circumstances.

11.           Dividends.  Any dividends received in cash on Common Stock held by the Agent will be credited to the account of each participant on the basis of the number of shares in the participant's account on the record date of the dividend.  All such cash dividends will be used to buy additional Common Stock on the next Purchase Date.  Any such dividend will represent taxable income to each participant, and the Company will, therefore, be required to report to the federal government and to each participant the value of such dividends credited to the participant each calendar year.

Any dividends received in stock on Common Stock held by the Agent will be credited to the account of each participant on the basis of the number of shares in the participant's account on the record date of the stock dividend.  All participants will also be notified of the amount and taxability, if any, of all such dividends.

12.           Shareholder Rights.  Participants will receive copies of all notices to shareholders, proxy statements and other notices and reports distributed from time to time by the Company to its shareholders.  Shares held by the Agent for the account of participants will be voted in accordance with each participant's written proxy instructions.

13.           Sale of Stock from the Plan.  A participant may direct the Agent to sell all or any portion of the full shares held in his or her account.  In order to sell shares, a participant must submit a share sale request in such form and pursuant to such procedures as may be established by the Agent.  The Agent will sell the shares as soon as reasonably practicable following the Agent's receipt of a participant's share sale request form.  A participant who directs the Agent to sell shares will be charged for the brokerage fees incurred by the Agent in connection with the sale.  SELLING PARTICIPANTS SHOULD BE AWARE THAT COMMON STOCK PRICES MAY FALL DURING THE PERIOD BETWEEN RECEIPT OF A SHARE SALE REQUEST BY THE AGENT AND THE SALE TRANSACTIONS.  THIS RISK SHOULD BE EVALUATED BY THE PARTICIPANT AND IS A RISK THAT IS BORNE SOLELY BY THE PARTICIPANT.

14.           Withdrawal from the Plan.  A participant may at any time terminate participation in the Plan by signing and forwarding a termination notice form (which may be obtained from the Benefits Department) to the Company.  The Company will promptly deliver the termination notice to the Agent.  When participation in the Plan is terminated, certificates for whole shares credited to the participant's Plan account will be issued to the participant or, if the participant so requests, the shares will be sold by the Agent as set forth in section 13 above.  A cash payment will be made for any fractional share remaining in a participant's Plan account based on the closing price of the Common Stock on the date the withdrawal notice was received by the Agent or, if the Common Stock was not traded on that day, on the next preceding day in which the Common Stock was traded.  Because Common Stock is purchased for the participant at the end of each month, contributions by the withdrawing participant for the month in which the termination notice is delivered will be used to purchase Common Stock for the participant's account in accordance with the regular terms of the Plan unless the termination notice is received by the Agent at least five trading days prior to the end of the month.  If the termination notice is received at least five trading days before the end of the month, any amounts withheld from the participant's pay check for such month will not be used to purchase Common Stock for such month but, rather, will be returned to the participant as promptly as possible.

If a participant ceases to be an employee of the Company or one of its participating subsidiaries (a "Terminated Participant"), his or her participation in the Plan will automatically terminate. The Company will promptly deliver the termination notice to the Agent and will promptly deliver written notice to the Terminated Participant permitting the Terminated Participant to elect either (i) to receive certificates for the whole shares credited to the Terminated Participant's Plan account and any cash resulting from uninvested contributions and factional shares in the same manner as an individual who withdraws from the Plan, or (ii) to have the Agent sell the shares as set forth in section 13 above.  If the Terminated Participant does not make an election within 90 days after the date of termination, the Terminated Participant shall be deemed to have made the election in clause (i).

15.           No Right to Continued Employment.  Participation in the Plan shall in no way be construed as a guaranty of continued employment with the Company or any of its subsidiaries.  All employees of the Company and its subsidiaries, unless they have a written employment agreement specifying different terms, are at-will employees and may be terminated by the Company or any such subsidiary at any time with or without cause.

16.           Plan Term and Amendments.  The Plan will continue until terminated by action of the Board of Directors of the Company or when all Common Stock to be offered under the Plan has been issued.  The Board presently intends to continue the Plan so long as a substantial number of employees remain interested and participate.  The Board of Directors of the Company may from time to time amend the Plan.